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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 25, 2000

                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)

                  North Carolina                   333-81721                   56-2064715
     --------------------------------------   ------------------------     --------------------
            (State or Other Jurisdiction      (Commission File Number)       (I.R.S. Employer
                 of Incorporation)                                          Identification No.)

         301 South College Street, DC-06
            Charlotte, North Carolina                                            28202-6001
     ---------------------------------------                               ---------------------
     (Address of Principal Executive Offices)                                    (Zip Code)


        Registrant's telephone number, including area code (704) 374-4868
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)



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     Item 5. Other Events

     In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2000-2, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (a) Not applicable

     (b) Not applicable

     (c) Exhibit 99.1 - Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL ASSET FUNDING
                               CORPORATION
                               as Depositor and on behalf of NovaStar Mortgage Funding Trust 2000-2

                               Registrant

                               By: /s/ Eric Kaplan
                                   --------------------
                                   Name: Eric Kaplan
                                   Title: Vice President

Dated: September 28, 2000


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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99.1               Related Computational Materials (as defined in Item 5 above).